EMPLOYMENT AGREEMENT


THIS AGREEMENT is made as of the 7th day of August, 2006.


BETWEEN:

                             Tony J. Giuliano
                             630-44th Avenue
                             Lachine, Quebec
                             H8T 2K8



                             (Hereinafter referred to as the "Employee")

                                      - And -

                             Manaris Corporation,
                             1155 Boul. Rene-Levesque West, Suite # 2720
                             Montreal, Quebec, Canada, H3B 2K8
                             Herein represented by John Fraser, duly authorized;

                             (Hereinafter referred to as the "Company")


WHEREAS the Employer wishes to employ the Employee in accordance with the by-laws of the Employer;

AND WHEREAS the parties hereto desire to set out the understanding reached between them in a written agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), the parties hereto hereby agree with each other as follows:

1.    DEFINED TERMS

Where used herein, except where the context otherwise requires, the following terms shall have the meanings ascribed hereunder:

"Agreement" means this employment agreement, and all extensions, modifications and amendments hereto;

"Business Day" means a day other than a Saturday, Sunday or other day on which the principal Canadian Chartered banks are not generally open for business in the City of Montreal;

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                                      -2-


"Confidential Information" includes information known or used by the Company in connection with its activities, operation and business, including but not limited to, any formula, design, prototype, compilation of information, data, program, code, method, technique or process, information relating to any product, device, equipment or machine, information about or relating to the Company's customers (their names, addresses or requirements), the Company's markets and marketing plans, past, present and future, information about or relating to the Company's past, present or potential business ventures, financial information of all kinds relating to the Company and its activities, all Intellectual Property, inventions, ideas, and related material, but does not include any of the foregoing which is or becomes a matter of general public knowledge.

"Dollars" means the lawful money of Canada;

"Effective Date" means the 7th day of August, 2006

"Intellectual Property" means all of the right, title and interest whatsoever, whether registered or not, in and to any patents, trademarks, copyrights, know-how, industrial design, trade mark, trade name, trade secret, logo, etc., or any application thereof in any part of the world;

"Notice" has the meaning set out in clause 13.

"Period of Employment" has the meaning set out in clause 3.

"Person"  means  an  individual,   partnership,   joint  venture,   association,
corporation, legal person, trust, or a government or any department or agency thereof or any other entity however designated or constituted; and

2.    EMPLOYMENT

    A. The Company hereby agrees to employ the Employee as a Controller of the Company, and the Employee hereby accepts such offer of employment and agrees to serve in such capacity, subject to the reasonable direction and control by the President and Chief Executive Officer of the Company, Mr. John Fraser, or such other committee or Person to whom it may have delegated such powers. The Employee agrees to perform his assigned duties.

   B. The Employee shall, during the Period of Employment, use his best efforts to promote and advance the business and interests of the Company. In carrying out these duties and responsibilities, the Employee shall comply with all lawful and reasonable instructions as may be given by the President and Chief Executive Officer of the Company (or the Person so authorized by the Board).

   C. The Employee acknowledges and agrees that the effective performance of the Employee's duties requires the highest level of integrity and the Company's complete confidence in the Employee's relationship with other personnel of the Company and with all persons dealt with by the Employee in the course of employment.

   D. The parties acknowledge and agree that the employment relationship will be governed by the standards and terms of the Company's policies, as they are established from time to time, and they agree to comply with the rules, regulations, directions and policies that have or may hereafter be established by the Company so long as they are not inconsistent with any provisions of this Agreement

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                                      -3-


   E. The Employee shall not permit any conflict of interest to exist in such manner that the best interests of the Company shall be prejudiced in any way.

3.    PERIOD OF EMPLOYMENT

This Agreement shall commence at the Effective Date and shall continue for an indefinite period of time, subject to the termination of this Agreement pursuant to the provisions of clause 2 paragraph 2 and clause 8 ("Period of Employment").

4.    PROBATION

The parties hereto agree that the initial three (3) month period of this agreement is "probationary" in the following respects:

      1) The  Employer  shall have an  opportunity  to assess  the  performance,
         attitude,   skills   and  other   employment-related   attributes   and
         characteristics of the Employee

      2) The Employee shall have an opportunity to learn about both the Employer and the position of employment;

      3) Either party may terminate the employment relationship at any time during the initial three month period without advance notice or justifiable reason, in which case there will be no continuing obligations of the parties to each other, financial or otherwise.

5.    SALARY

   A. During the Period of Employment, the Company shall pay to the Employee, an annual salary of Ninety five thousand dollars ($95,000.00 CAD) per annum. Salary payments shall be made in accordance with the standard policies of the Company in effect from time to time. It is the current policy of the Company to pay salaries twice per month. All regular salary payments to the Employee shall be net of government required remittances, as well as agreed remittances or deductions for employee benefit or other similar programs. The Company shall be responsible for making all such remittance payments to the government or other authority.

   B. Pursuant to the Company 2006 Non-Qualified Incentive Stock Option Plan, the Employee shall be granted options to purchase 50,000 common shares of the Company at a price of USD$ ______. The options shall have a term of 5 years from the date of their grant and will be released to the Employee according to the schedule below:

      1) 12,500 options will become exercisable on November 7, 2006;

      2) 12,500 options will become exercisable on February 7, 2007;

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                                      -4-


      3) 12,500 options will become exercisable on May 7, 2007;

      4) 12,500 options will become exercisable on August 7, 2007;


Upon the exercise of the options, the underlying common shares of the Company will be free of restrictions of any kind. It is understood that if the Employee was to resign from his Employment, or if the Company was to terminate the Employment pursuant to the provisions of clause 2 paragraph 2 and clause 7 of this Agreement, the options that would have not been already released to the Employee will be immediately cancelled.

6.    VACATION

The employee will be entitled to a maximum of three (3) weeks to be available upon the Employee's first year anniversary with the Company. Vacation shall be scheduled with approval of the Chief Financial Officer.

7.    EXPENSES

In addition to salary provided to the Employee in this Agreement, the Employee shall be entitled during the Period of Employment to the reimbursement of all reasonable business, travel and promotional expenses incurred in the course of his employment, provided that evidence of such expense is provided to the Company and such expenses are within the reasonable expense polices of the Company for employees. Any expenses shall have to be pre-approved by the Chief Executive Officer of the Company prior to the Employee incurring the expense.

8.    TERMINATION

The Company shall have the right to terminate the employment of the Employee, upon written notice, without being bound to pay any indemnity or severance whatsoever, in the following cases:

      1) if the Employee becomes physically or mentally disabled to an extent as to make him unable to perform his duties hereunder normally and adequately for a period of three (3) consecutive months or for a period of six months in any twelve month period;

      2) In the event of the death of the Employee

      3) in the event of fraud, theft, gross negligence or misconduct of a criminal or quasi criminal nature, involving matters which would directly affect the reputation or business and affairs of the Company, on the part of the Employee which would normally constitute cause for dismissal;

      4) Upon  the  giving  of  Fifteen  (15)  days  prior  written   notice  of
         termination; or

      5) If the Employee fails to comply with any of the provisions of this Agreement and such default is not cured within thirty (30) days following receipt of written notice from the Company, provided that if such default is material and reoccurring no further notice shall be required.

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                                      -5-


If the Employee's employment is terminated pursuant to the provisions of paragraph 8.1, the Employee shall not be entitled to receive any remuneration or other payment under this Agreement other than accrued and unpaid salary and general benefits pro-rated to the effective date of termination.

If an event of default occurs, the Company shall have, in addition to any other remedies which the Company may have in accordance with this Agreement or at law, the right to enforce the provisions of this Agreement by way of injunction in order to enjoin any breach or threatened breach of any of the terms of this Agreement.

9.    NON-COMPETITION

   A. The Employee acknowledges that as Controller of the Company, he will gain knowledge of and a close working relationship with the Company's customers, which would injure the Company if made available to a competitor or used for competitive purposes.

   B. At any time while the Employee remains in the employ of the Company, and where his employment is terminated, then at any time during a period of twelve
(12) months following the date of such termination, the Employee shall not, unless with the prior written consent of the Company, either individually or in partnership or jointly or otherwise in conjunction with any person or persons, and whether as principal, agent, manager shareholder, creditor, officer, director or sales representative for any person, firm, association, organization, syndicate, company or corporation or in any other manner whatsoever:

      (i)   Carry on, or

      (ii) advise, assist, lend money to, guarantee the debts or other obligations of or permit his name or any part thereof to be used or employed by any person carrying on, any business which is competitive with the existing or proposed business or interests of the Company.

   C. The Employee acknowledges that, by reason of his employment as Controller of the Company, he will have access to proprietary information relating to strategic planning, client lists, supplier lists, specialized computer software applications and other important proprietary information acquired by the Company, and for this reason acknowledges and agrees that the terms of clause 9 are fair and reasonable.

10.   CONFIDENTIALITY

   A. The Employee acknowledges that he has received and will receive Confidential Information in the course of his employment. The Employee acknowledges that the disclosure of such Confidential Information could be prejudicial to the Company and contrary to its interests. Accordingly, the Employee agrees that, during the Period of Employment and at any time thereafter, he shall keep secret and confidential and shall not, directly or indirectly, in any manner whatsoever, disclose, communicate or divulge to any Person, nor use for the benefit of himself or any Person other than the Company, any Confidential Information, except (i) information which is permitted to be disclosed by the Company (ii) information which at any time of disclosure is readily available to trade or the public, (iii) information which after disclosure becomes readily available to the trade or the public other than through a breach of this agreement, (iv) information which has subsequently lawfully and in good faith obtained by the Employee from an independent third party without breach of this agreement, (v) information which was in the possession of the Employee prior to the disclosure, or (vi) information which is required to be disclosed by law or by a valid order of a court of competent jurisdiction.
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                                      -6-


   B. The Employee agrees that he will deliver to the Company, at any time, upon request, all documents, files, lists, samples and other information and property belonging to the Company or relating to the business and copies thereof in his possession or under his control.

   C. The Employee  undertakes to keep the terms of this Agreement  confidential
except  where  disclosure  thereof  is  made  in  normal   circumstances   (e.g.
application for bank loan, credit card) or is required by law.

11.   NON-SOLICITATION

   A. The Employee agrees that during the Period of Employment and until the first anniversary of the termination with the Company (whether by reason of the Company terminating his employment or otherwise), he shall not directly or indirectly:

      1) attempt to solicit, entice away, engage or employ any person employed by or who contracts for the provision of services to the Company, or any of its subsidiaries, at the date of termination or during the three
         (3) months immediately prior to termination,

      2) be involved in the procurement of such a person to be engaged or employed by any other business which competes in a material way with any business carried on by the Company at the date of termination, or

      3) approach or attempt to solicit any of the sponsors, customers, or persons, firms or corporations that do business with the Company, or its subsidiaries.

12.   ENFORCEABILITY

   A. The Employee has carefully considered the nature and extent of the restrictive covenants set forth herein and agrees that the same are: i) reasonable, including with respect to duration, scope of activity and geographical area; ii) are necessary to protect the legitimate interests of the Company; and iii) do not prevent him from reasonably earning his living. The
Employee hereby acknowledges that all restrictions herein contained are reasonable and valid and all defenses to the strict enforcement of all or any portion thereof are hereby waived. The Company may apply for or have an injunction restraining breach or threatened breach of the covenants herein.

   B. In the event that a court of competent jurisdiction should conclude that any of these covenants herein contained shall be unreasonable, by reason of the area, duration or type or scope of service covered by the said covenant, then the said court shall have the power and duty to modify such covenant and give effect to it in such reduced form as may be decided by such court.

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                                      -7-


   C. In the event that any provision of this Agreement shall be determined to be unenforceable, by a court of competent jurisdiction, the parties agree that the invalidity or unenforceability of such provision shall not affect the legality, validity or enforceability of either the Agreement, in whole, or any other clause or provision hereof. Such provision shall be deemed to be deleted and the Agreement and every other provision hereof, shall remain in full force and effect and the interpreted as if such offending provision was not included, all necessary amendments to this Agreement to be made mutatis mutandi.

13.   NOTICE

Any notice which shall or may be given in accordance with the terms of this Agreement shall be in writing, in the English language and hand-delivered or mailed by prepaid registered and regular mail or by receipted facsimile. Notice hereunder shall be addressed to the Company at its office in Montreal and to the Employee at his last residence address maintained in the Company's records. Notice shall be deemed to be received by the party on the date that it is hand-delivered or transmitted to the party (provided that if such day is not a Business Day it shall be deemed to arrive on the next Business Day), or on the fifth (5th) Business Day following mailing of such notice as set out above.

14.   INDEPENDENT LEGAL ADVICE

The Employee acknowledges that he has sought and obtained independent legal advice prior to executing this Agreement.

15.   GENERAL PROVISIONS

   A. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and Canada and the parties agree to attorn to the jurisdiction of the Courts therein.

   B. Languages: Les parties ont mutuellement convenues de rediger la presente entente en anglais. The parties have mutually agreed to draft the Agreement in English.

   C. Entire Agreement: This Agreement and the terms hereof constitute the entire agreement between the parties and supersede all prior, oral or written understandings, agreements or contracts, formal or informal, between the parties hereto with respect to the subject matter of this Agreement. No modification, alteration or waiver of the terms of this Agreement shall be binding unless the same shall be in writing dated subsequent to the date of this Agreement and duly-executed by each of the parties hereto. The Agreement's execution has not been induced by, nor do the parties rely upon or regard as material, any representations or writings whatsoever not incorporated herein.

   D. Non-Waiver: Failure by the Company to enforce any provision of this Agreement, or a waiver by the Company of the exercise of its rights upon the occurrence of any event of default, shall not operate or be construed as a waiver of any continuing or subsequent breach of this Agreement by the Employee.

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                                      -8-


   E. Non-Assignment: This Agreement shall be a personal services contract and, as a consequence, not assignable, in whole in part, by the Employee without the prior written consent of the Company, which consent may be unreasonably withheld.

   F. Inurnment:  The provisions of this Agreement shall inure to the benefit of
and  be  binding  upon  the  heirs,   executors,   administrators  and  personal
representatives of the Employee and the successors and assigns of the Company.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the day and date first above written

SIGNED, SEALED AND DELIVERED in the presence of:


                                              /s/ John Fraser
------------------------                      -------------------------------
Witness                                       John Fraser, President & CEO
                                              Manaris Corporation

                                              /s/ Tony J. Giuliano
                                              -------------------------------
                                              Tony J. Giuliano